                                                   Contact:

                                                                       T.R. Reid
                                                                    616/923-3417
                                                   T.R._Reid@email.whirlpool.com



                 WHIRLPOOL CORPORATION ACHIEVES SHARP INCREASE
                        IN FIRST-QUARTER 1997 EARNINGS

     BENTON HARBOR, Mich. -- April 16, 1997 -- Whirlpool Corporation (NYSE: WHR) said today that sustained strong performances in North America and Latin America and year-over-year improvement in Europe led to a 24-percent rise in its first-quarter earnings.

     Quarterly net earnings were $46 million, or 62 cents per share, compared with $38 million, or 50 cents per share, in the 1996 period. First-quarter revenues were down about 1 percent, to $2.04 billion, but were up slightly absent the effect of currency fluctuation.

     David R. Whitwam, Whirlpool's chairman and chief executive officer, said the three-month financial results were consistent with the company's plans for solid growth in its 1997 operating results.

     "Overall, we're pleased with the quarter and with the progress it represents toward our full-year goals," said Whitwam. "Our North and Latin American businesses again put up outstanding numbers, and European and Asian results were in line with our interim expectations for what we believe will be meaningful operating improvement through this year."

     Company product shipments in North America were down slightly, but less than an industry decline of 2 percent. However, a combination of product mix, manufacturing efficiencies and more favorable material costs pushed up Whirlpool's margins in the period. Like those for the quarter, full-year 1997 industry volumes are expected to be down slightly from record levels in '96 primarily because retail inventories of air conditioners remain high from last season.

     Whirlpool Europe showed year-over-year improvement in the first quarter, and increased its margins because of better product mix and gains in manufacturing efficiency. Company shipments and revenues, in local currency, were higher, despite a

                                   - more -


[WHIRLPOOL CORPORATION - LOGO]
                            Administrative Center, Benton Harbor, Michigan 49022
decline in industry volumes. Industry shipments in Western Europe fell by about 2 percent in the quarter; full-year totals should be comparable to those for 1996.

     At February's Domotechnica trade show in Cologne, Germany, Whirlpool introduced its next-generation European microwave ovens, new Bauknecht and Whirlpool brand freezers and refrigerators, and a new line of cooktops. Those and other appliance models redesigned since 1995 will account for virtually all of the company's revenues from the region this year, and are expected to provide Whirlpool and its trade partners with better margins.

     In Latin America, further robust equity earnings from Whirlpool's Brazilian affiliates drove a 16-percent jump in total regional earnings for the quarter. Outside of Brazil, the company's Latin American revenues were up slightly in the period.

     Whirlpool Asia sustained a first-quarter operating loss associated with the continued execution of a long-term strategy in its important regional market, but recorded higher year-over-year product shipments and sales. Asia is already the largest appliance market in the world; by the middle of the next decade, consumers there will purchase as many of the industry's products as their counterparts in North America and Western Europe combined.

     Whirlpool Corporation is the world's leading manufacturer and marketer of major home appliances. Headquartered in Benton Harbor, the company manufactures in 13 countries and markets products under 11 major brand names in about 140 countries.


                                      ###
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
                                                                                                                     File: IS10Q1Q
CONSOLIDATED CONDENSED STATEMENTS OF EARNINGS (UNAUDITED)                                                            DLR   4/9/97
WHIRLPOOL CORPORATION AND SUBSIDIARIES                                                Supplemental Consolidating Data
THREE MONTHS ENDED MARCH 31                                                    ------------------------------------------------
(millions of dollars except share data)        Whirlpool Corporation           Whirlpool with WFC           Whirlpool Financial
                                                  (Consolidated)               on an Equity Basis            Corporation (WFC)
                                               ---------------------           ------------------           -------------------
                                                1997           1996             1997        1996             1997         1996
                                               ------         ------           ------      ------           ------       ------
Net sales                                      $1,990         $2,013           $1,990      $2,013             $--           $--
Financial services                                 48             46               --          --              62            54
                                               ------         ------           ------      ------             ---           ---
  Total Revenues                                2,038          2,059            1,990       2,013              62            54

Cost of products sold                           1,536          1,563            1,536       1,563              --            --
Selling and administrative                        392            393              373         369              33            32
Financial services interest                        20             16               --          --              22            19
Intangible amortization                             8              9                8           9              --            --
                                               ------         ------           ------      ------             ---           ---
  Total Expenses                                1,956          1,981            1,917       1,941              55            51
                                               ------         ------           ------      ------             ---           ---

OPERATING PROFIT                                   82             78               73          72               7             3

OTHER INCOME (EXPENSE)
Interest and sundry                                (4)             3               (5)         (2)              2             5
Interest expense                                  (36)           (40)             (35)        (37)             --            --
                                               ------         ------           ------      ------             ---           ---

EARNINGS BEFORE TAXES AND
  OTHER ITEMS                                      42             41               33          33               9             8

Income taxes                                       20             18               16          15               4             3
                                               ------         ------           ------      ------             ---           ---

EARNINGS BEFORE EQUITY EARNINGS
  AND OTHER ITEMS                                  22             23               17          18               5             5

Equity in WFC                                      --             --                4           4              --            --
Equity in affiliated companies                     22             14               22          14              --            --
Minority interests                                  2              1                3           2             (1)            (1)
                                               ------         ------           ------      ------             ---           ---

NET EARNINGS                                   $   46         $   38           $   46      $   38             $ 4           $ 4
                                               ======         ======           ======      ======             ===           ===

Per share of Common Stock:
  Primary earnings                             $ 0.62         $ 0.50
                                               ======         ======
  Cash dividends                               $ 0.34         $ 0.34
                                               ======         ======

See notes to consolidated condensed financial statements

CONSOLIDATED CONDENSED BALANCE SHEETS
WHIRLPOOL CORPORATION AND SUBSIDIARIES



(millions of dollars)                                                                Supplemental Consolidating Data
                                                                         -------------------------------------------------------
                                          Whirlpool Corporation              Whirlpool with WFC          Whirlpool Financial
                                              (Consolidated)                 on an Equity Basis           Corporation (WFC)
                                       -----------------------------     --------------------------   --------------------------
                                        March 31        December 31        March 31     December 31    March 31      December 31
                                          1997              1996             1997          1996          1997           1996
                                       (Unaudited)       (Audited)       (Unaudited)     (Audited)    (Unaudited)     (Audited)
                                       -----------      ------------     -----------   ------------   -----------   ------------
ASSETS

CURRENT ASSETS

Cash and equivalents                        $  152            $  129          $  106         $  102        $   46       $   27
Trade receivables, less allowances
       (1997: $44; 1996: $45)                1,011               966           1,011            966             -            -
Financing receivables and leases,
   less allowances
       (1997: $13; 1996: $12)                1,387             1,400               -              -         1,387        1,400
Inventories                                  1,044             1,034           1,044          1,034             -            -
Other current assets                           256               283             268            291             9            6
                                            ------            ------          ------         ------        ------       ------
TOTAL CURRENT ASSETS                         3,850             3,812           2,429          2,393         1,442        1,433


Investments and other assets                   806               830           1,092          1,113             -            -
Financing receivables and leases,
   less allowances
       (1997: $37; 1996: $38)                  694               705               -              -           694          705
Intangibles, net                               814               870             814            870             -            -
                                            ------            ------          ------         ------        ------       ------
                                             2,314             2,405           1,906          1,983           694          705

Property, plant and equipment                3,737             3,839           3,718          3,820            19           19
Accumulated depreciation                    (2,027)           (2,041)         (2,016)        (2,030)          (11)         (11)
                                            ------            ------          ------         ------        ------       ------
                                             1,710             1,798           1,702          1,790             8            8
                                            ------            ------          ------         ------        ------       ------
TOTAL ASSETS                                $7,874            $8,015          $6,037         $6,166        $2,144       $2,146
                                            ======            ======          ======         ======        ======       ======


See notes to consolidated condensed financial statements

CONSOLIDATED CONDENSED BALANCE SHEETS
WHIRLPOOL CORPORATION AND SUBSIDIARIES

(millions of dollars)                                                           Supplemental Consolidating Data
                                                                     ----------------------------------------------------
                                         Whirlpool Corporation          Whirlpool with WFC         Whirlpool Financial
                                             (Consolidated)             on an Equity Basis          Corporation (WFC)
                                        ------------------------     ------------------------    ------------------------
                                          March 31   December 31      March 31    December 31      March 31   December 31
                                            1997         1996           1997          1996           1997         1996
                                        (Unaudited)   (Audited)      (Unaudited)   (Audited)     (Unaudited)   (Audited)
                                        -----------  -----------     -----------  -----------    -----------  -----------
LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES

Notes payable                             $2,292       $2,157          $  813        $  704        $ 1,479       $1,453
Accounts payable                             869          983             811           886             79          111
Other current liabilities                    819          882             810           876              9            6
                                          ------       ------          ------        ------        -------       ------
TOTAL CURRENT LIABILITIES                  3,980        4,022           2,434         2,466          1,567        1,570

Long-term debt                               881          955             813           887             68           68
Postemployment benefits                      562          563             556           557              6            6
Other liabilities                            359          367             242           248            117          119
                                          ------       ------          ------        ------        -------       ------
                                           1,802        1,885           1,611         1,692            191          193

Minority interests                           180          182              80            82            110          110

STOCKHOLDERS' EQUITY
Common stock                                  81           81              81            81              8            8
Paid-in capital                              248          246             248           246             26           26
Retained earnings                          1,939        1,918           1,939         1,918            246          242
Unearned restricted stock                     (7)          (7)             (7)           (7)             -            -
Currency translation adjustments            (112)         (76)           (112)          (76)            (4)          (3)
Treasury stock - at cost                    (237)        (236)           (237)         (236)             -            -
                                          ------       ------          ------        ------        -------       ------
TOTAL STOCKHOLDERS' EQUITY                 1,912        1,926           1,912         1,926            276          273
                                          ------       ------          ------        ------        -------       ------
TOTAL LIABILITIES AND EQUITY              $7,874       $8,015          $6,037        $6,166         $2,144       $2,146
                                          ======       ======          ======        ======         ======       ======

See notes to consolidated condensed financial statements